Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of September 22, 2009, (this “Agreement”), is made among (i) MXenergy Holdings Inc., a Delaware corporation (the “Company”), (ii) the Stockholders listed on Schedule I hereto (collectively, the “Class A Stockholders”), (iii) the Stockholders listed on Schedule II hereto (collectively, the “Class B Stockholders”), (iv) the Stockholders listed on Schedule III hereto (collectively, the “Class C Stockholders” and, together with the Class A Stockholders and the Class B Stockholders, the “Common Stockholders”), and (v) any other Stockholder that may become a party to this Agreement after the date hereof and pursuant to the terms hereof.  Capitalized terms used herein without definition shall have the meanings set forth in Section 10.

A.                                   Pursuant to that certain Amended and Restated Lock-Up, Support and Voting Agreement, dated as of August 14, 2009, as the same may be amended from time to time (the “Lock-Up Agreement”), the Company and certain holders of the Company’s Floating Rate Senior Notes due 2011 (the “Notes”) have agreed, among other things, to amend and exchange certain obligations of the Company and certain of its Subsidiaries (collectively, the “Restructuring”), upon the terms and subject to the conditions set forth in the Lock-Up Agreement.

B.                                     In connection with the Restructuring, the Company has (i) commenced an exchange offer pursuant to which certain outstanding Notes have been exchanged for new debt instruments, cash and shares of Class A Common Stock representing, in the aggregate, 62.5% of the outstanding shares of Common Stock (on a fully diluted basis, but prior to any grants under the Management Incentive Plan), (ii) issued shares of Class B Common Stock representing, in the aggregate, 7.37% of the outstanding shares of Common Stock (on a fully diluted basis, but prior to any grants under the Management Incentive Plan), and (iii) issued shares of Class C Common Stock representing, in the aggregate, 30.13% of the outstanding shares of Common Stock (on a fully diluted basis, but prior to any grants under the Management Incentive Plan).

C.                                     In order to induce the Common Stockholders to participate in the Restructuring, the Company desires to grant to the Common Stockholders certain registration rights with respect to the shares of Common Stock held by the Common Stockholders.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                       Demand Registrations.

(a)                                  Requests for Registration.  At any time following the earlier of (i) an IPO and (ii) the third anniversary of the date hereof, the Required Holders may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by such Required Holders (a “Registration Request”).  Promptly after its receipt of any Registration Request, the Company will give written notice of such request to all other Holders, and will use its commercially reasonable efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Required Holders in the Registration Request or by any other Holders by written notice to the Company, which notice is received within thirty (30) days after the date the Company has given such Holders notice of the Registration Request.  The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.

(b)                                 Limitation on Demand Registrations.  The Company will not be obligated to effect more than three registrations pursuant to this Section 1 (each, a “Demand Registration”), provided that a request for registration will not count for the purposes of this limitation if (i) the Required Holders determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such registration statement is first filed with the Commission, (iii) prior to the sale of at least 75% of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Required Holders’ reasonable satisfaction within thirty (30) days of the date of such order, (iv) any of the Registrable Securities requested by the Required Holders to be included in the registration are not so included pursuant to Section 1(f), or (v) the conditions to closing specified in any underwriting agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Required Holders).  Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitation set forth above.

(c)                                  Short-Form Registrations.  The Company will use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registrations”), and to that end the Company will register (whether or not required by law to do so) shares of Common Stock under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms.  To the extent the Company is qualified for a Short-Form Registration, the Required Holders will be entitled to request at any time and from time to time an unlimited number of Short-Form Registrations, in addition to the registration rights provided in Section 1(a), provided that the Company will not be obligated to effect any registration pursuant to this Section 2(c) more than twice in any one year.  Promptly after its receipt of any request for a Short-Form Registration, the Company will give written notice of such request to all other Holders, and will use its commercially reasonable efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that any Holder has requested in writing to be registered, which request is received no later than thirty (30) days after the date of such notice.  The Company will pay all Registration Expenses incurred in connection with any Short-Form Registration.

(d)                                 Restrictions on Demand Registrations.  The Company may postpone for a reasonable period of time, not to exceed 120 days, the filing of a prospectus or the effectiveness of a Registration Statement for a Demand Registration or a Short-Form Registration if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer of the Company, following consultation with, and after obtaining the good faith approval of, the board of directors of the Company, stating the Company’s belief that the filing or continued effectiveness of such Registration Statement would require the disclosure of material non-public information that would materially adversely affect a financing, acquisition, disposition, merger or other material transaction involving the Company, provided that the Company may not effect such a postponement more than once in any 360-day period.  If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Required Holders will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 1(b).  The Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(e)                                  Selection of Underwriters.  If the Required Holders intend to distribute the Registrable Securities covered by their Registration Request by means of an underwritten offering, they will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such Registration Request.  In such event, the Required Holders will have the right to select the investment banker(s) and manager(s) to administer the offering, which shall be reasonably satisfactory to the Company.  If the offering is underwritten, the right of any Holder to registration pursuant to this Section 1 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Holder’s Registrable Securities that it wishes to sell in the underwriting (unless otherwise agreed by the Required Holders), and the Company and each such Holder will (together with the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Required Holders.

(f)                                    Priority on Demand Registrations.  The Company will not include in any underwritten registration pursuant to Sections 1(a) or (c) any securities that are not Registrable Securities without the prior written consent of the Required Holders.  If the managing underwriter advises the Company that in its opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such offering only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, Registrable Securities, pro rata among the respective Holders thereof on the basis of the aggregate number of Registrable Securities owned by each such Holder, and (ii) second, any other securities of the Company that have been requested to be so included.

(g)                                 Method of Distribution.  Any registration pursuant to this Section 1 shall be effected by means of a Registration Statement in accordance with the plan of distribution set forth therein and in the prospectus and prospectus supplement related thereto, as applicable, and, if a Short-Form Registration is available, Rule 415 under the Securities Act.  The Registration Statement shall specify the types of sale or distribution transactions pursuant to which the Holder may from time to time sell Registrable Securities, which shall include sales to underwriters for resale to the public or to institutional investors, sales on stock exchanges or in the over-the-counter market (at prevailing market prices, at prices related to such prevailing market prices or at negotiated prices), block trades, purchases by a broker or dealer as principal and resale by that broker or dealer for its own account, ordinary broker’s transactions and transactions in which the broker solicits purchasers, privately negotiated transactions and such other methods of sale by the Holder as the Required Holders may (but shall not be required to) elect and specify in their Registration Request.

(h)                                 Other Registration Rights.  Except as provided in this Agreement, the Company will not grant to any holder or prospective holder of any equity securities of the Company or securities that are convertible into equity securities of the Company registration rights with respect to such equity securities which are senior or pari passu to the rights granted hereunder without the prior written consent of the Required Holders.

2.                                       Piggyback Registrations.

(a)                                  Right to Piggyback.  Whenever the Company proposes to register any of its securities, whether for the Company’s own account or for the account of any stockholders of the Company, including, without limitation, pursuant to Section 1 (other than a registration on Form S-4 or a registration relating solely to (x) any employee stock options or other employee benefit plans or (y) the sale of debt or convertible debt instruments), the Company shall give prompt written notice to all Holders of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein, which request is received within thirty (30) days after the date of the Company’s notice (a “Piggyback Registration”).  Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the thirtieth (30th) day prior to the planned effective date of such Piggyback Registration.  The Company may terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c), the Company will have no liability to any Holder in connection with such termination or withdrawal.

(b)                                 Underwritten Registration.  If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Holders as a part of the written notice given pursuant to Section 2(a).  In such event, the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting, and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Required Holders.

(c)                                  Piggyback Registration Expenses.  The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

(d)                                 Priority on Primary Registrations.  If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering, the Company will include in such registration or prospectus only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein by each such Holder, and (iii) third, any other securities requested to be included in such registration.

(e)                                  Priority on Secondary Registrations.  If a Piggyback Registration relates to an underwritten secondary registration on behalf of other holders of the Company’s securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company will include in such registration only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of securities so requested to be included therein by each such holder, and (ii) second, any securities the Company wishes to include in such registration and (iii) third, any other securities requested to be included in such registration.

(f)                                    Other Registrations.  If the Company files a Registration Statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days have elapsed from the effective date of the effectiveness of such Registration Statement.

3.                                       Registration Procedures.

(a)                                  Subject to Section 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof.  Without limiting the generality of the foregoing, the Company will use its commercially reasonable efforts to, as expeditiously as possible:

(i)                                     prepare and (within sixty (60) days after the end of the thirty-day period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with FINRA and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective; provided, however, that (A) before filing a Registration Statement or any amendments or supplements thereto, or any prospectuses or prospectus supplements, the Company will furnish to one firm of counsel selected by the Holders in accordance with Section 4(b), copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company’s expense, (B) the Company will not file such Registration Statement, amendment or supplement, prospectus or prospectus supplement, prior to the date that is five Business Days from the date that such counsel received such document unless such counsel earlier informs the Company that it has no objections to the filing of such Registration Statement, amendment or supplement, prospectus or prospectus supplement, and (C) the Company will not file any Registration Statement, amendment or supplement to such Registration Statement, or any prospectuses or prospectus supplements, to which such counsel will have reasonably objected in writing on the grounds that (and explaining why) such Registration Statement, amendment or supplement, prospectus or prospectus supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(ii)                                  prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (A) not less than twelve months or, if such Registration Statement relates to an underwritten offering, such longer period as in the reasonable opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (B) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(iii)                               furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, free writing prospectuses under Rule 433 under the Securities Act, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv)                              use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(v)                                 use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(vi)                              promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vii)                           notify each seller of any Registrable Securities covered by such Registration Statement (A) when the prospectus, any prospectus supplement, any free writing prospectuses under Rule 433 under the Securities Act or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, and (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes;

(viii)                        use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its commercially reasonable efforts to cause all such Registrable Securities to be listed on the New

York Stock Exchange or The NASDAQ Stock Market LLC (as determined by the Holders of a majority of the Registrable Securities being sold in such offering);

(ix)                                provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(x)                                   enter into such customary agreements, including underwriting agreements with customary provisions (including, but not limited to, indemnities to the effect and to the extent provided in Section 5, provisions for the delivery of officer’s certificates, opinions of counsel, Rule 10b-5 negative assurance letters and accountants’ “comfort” letters) and take all such other actions as the Required Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares, to the extent approved by the stockholders of the Company required to approve any such action);

(xi)                                furnish or make available (and cause the Company’s officers, directors, employees and independent accountants to furnish or make available) for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, such information and assistance as such seller, underwriter, attorney, accountant or agent may reasonably request in connection with any “due diligence” effort that such Person deems appropriate in connection with such Registration Statement, including, but not limited to, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, provided that each Holder, underwriter, accountant or other agent (A) enters into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (B) minimizes the disruption to the Company’s business in connection with the foregoing;

(xii)                             otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)                          in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xiv)                         enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(xv)                            obtain one or more comfort letters, addressed to underwriters in any underwritten offering, dated the date of the closing under the underwriting agreement for such offering (and to the extent permitted by accounting rules and guidance, the sellers of Registrable Securities, dated the effective date of such Registration Statement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

(xvi)                         provide legal opinions and negative assurance letters of the Company’s outside counsel, addressed to the Holders of the Registrable Securities being sold, dated the effective date of such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, as amended and supplemented, and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(xvii)                      use its commercially reasonable efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of any seller of Registrable Securities to effect the registration of such Registrable Securities contemplated hereby.

(b)                                 The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, or any free writing prospectus under Rule 433 under the Securities Act, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.

(c)                                  The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.                                       Registration Expenses.

(a)                                  Except as otherwise provided for herein (including with respect to the Selling Expenses, which will be borne by the holders of the securities so registered as described below), all expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the New York Stock Exchange or The NASDAQ Stock Market LLC.  All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(b)                                 In connection with each registration pursuant to Section 1 and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration or qualification for the reasonable fees and disbursements of one United States counsel, who will be chosen by the Holders of a majority of the Registrable Securities being so registered.

(c)                                  To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration or qualification hereunder will pay those Registration Expenses allocable to the registration or qualification of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered or qualified.

5.                                       Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, its affiliates, each Person that controls such

Holder (within the meaning of the Securities Act), and their respective officers, directors and partners (collectively, “Holder Indemnified Parties”), against, and pay and reimburse such Holder Indemnified Party for any losses, claims, damages, liabilities, joint or several, to which such holder or any such affiliate, director, officer or partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any free writing prospectus under Rule 433 of the Securities Act, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made), not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder Indemnified Party for any reasonable legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any free writing prospectus under Rule 433 of the Securities Act, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein, or (ii) if (A) such untrue statement or alleged untrue statement, or omission or alleged omission, is corrected in an amendment or supplement to such Registration Statement or prospectus and (B) such Holder thereafter fails to deliver such Registration Statement or prospectus, as so amended or supplemented, after the Company has furnished such Holder with a sufficient number of copies of such amendment or supplement in a manner and at a time sufficient to permit delivery of such amendment or supplement to the Person or Persons asserting such loss, claim, damage, liability or expense.  In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder Indemnified Parties.

(b)                                 In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, will indemnify and hold harmless the Company, its directors and officers, each underwriter and each other Person who controls the Company

(within the meaning of the Securities Act) and each such underwriter against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any free writing prospectus under Rule 433 of the Securities Act, or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made), not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any free writing prospectus under Rule 433 of the Securities Act, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such director, officer, underwriter and controlling Person for any reasonable legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed) or for any fees or expenses of counsel of the indemnified party.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)                                  If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the net proceeds to such Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities).

6.                                       Participation in Underwritten Registrations.

(a)                                  No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement).  Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5(b).

(b)                                 Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (vi) of Section 3(a), such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended prospectus as contemplated by subsection (vi) of Section 3(a).  In the event the Company gives any such notice, the applicable time period during which a Registration Statement is to remain effective pursuant to this Agreement will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by subsection (vi) of Section 3(a).

7.                                       Rule 144 and 144A Reporting.

(a)                                  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

(i)                                 make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public, and

(ii)                              file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

(b)                                 For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Holder and any prospective purchaser of such Holder’s securities will have the right to obtain from the Company, upon request of the Holder prior to the time of sale, a copy of the documents and information described in Rule 144A(d)(4) of the Securities Act.

8.                                       Lock-Up Agreements.  In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any underwritten registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days in the case of the Company’s initial public offering, or 90 days in the case of any other offering) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders holding more than one percent (5%) of the outstanding shares of Common Stock and all officers and directors of the Company are bound by a comparable obligation; provided, however, that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

9.                                       Term.  This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of each of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Company.

10.                                 Defined Terms.  Capitalized terms when used in this Agreement have the following meanings:

“AAA” has the meaning set forth in Section 11(i).

“Agreement” has the meaning set forth in the Preamble.

“Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company.

“Class A Stockholders” has the meaning set forth in the Preamble.

“Class A Voting Agreement” means the Voting Agreement, dated as of the date hereof, by and among the Class A Stockholders party thereto, as it may be amended from time to time.

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of the Company.

“Class B Stockholders” has the meaning set forth in the Preamble.

“Class C Common Stock” means the Class C Common Stock, par value $0.01 per share, of the Company.

“Class C Stockholders” has the meaning set forth in the Preamble.

“Class D Common Stock” means the Class D Common Stock, par value $0.01 per share, of the Company.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Common Stock” means, collectively, the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class D Common Stock, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Common Stockholders” has the meaning set forth in the Preamble.

“Company” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Holder” means any holder of outstanding Registrable Securities that is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned.

“IPO” means the initial Public Offering of the Company that generates gross cash proceeds of not less than $75,000,000 (including primary and secondary sales).

“Lock-Up Agreement” has the meaning set forth in the Recitals.

“Management Incentive Plan” means that certain management incentive plan established by the Company, pursuant to which Equity Securities have been issued or reserved for future issuances to certain key management employees of the Company and its Subsidiaries.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Public Offering” means an offering of Common Stock pursuant to a registration statement filed in accordance with the Securities Act, other than a registration statement on Form S-4 or Form S-8 or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity.

“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registrable Securities” means (i) any shares of Common Stock or (ii) any other equity securities of the Company issued or issuable directly or indirectly with respect to shares of Common Stock by way of conversion or exchange thereof (but subject to any applicable restrictions or limitations upon such conversion or exchange) or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization; provided, however, that as to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by a prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering them, or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act.

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Request” has the meaning set forth in Section 1(a) and includes,  where appropriate, a Short-Form Registration request made pursuant to Section 1(c).

“Registration Statement” means the prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Related Agreements” means, collectively, the Stockholders Agreement and the Class A Voting Agreement.

“Required Holders” means Holders holding in the aggregate 51% or more of the outstanding Registrable Securities.

“Restructuring” has the meaning set forth in the Recitals.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Stockholders” means, collectively, (i) the Common Stockholders and (ii) any other holder of shares of Common Stock or any other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, that becomes a party to this Agreement after the date and pursuant to the terms hereof.

“Stockholders Agreement” means the Stockholders Agreement, dated as of the date hereof, among the Company and the stockholders of the Company party thereto, as it may be amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership), or (ii) at least a majority of the securities or other interests of which having, by their terms, ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

11.                                 Miscellaneous.

(a)                                  No Inconsistent Agreements.  As of the date hereof, the Company is not a party to any agreement with respect to its securities that is inconsistent with or would violate the rights granted to the holders of Registrable Securities under this Agreement, and the Company will not hereafter enter into any such agreement with respect to its securities.

(b)                                 Adjustments Affecting Registrable Securities. The Company will not, without the approval of the Required Holders, take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration or qualification for sale by prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).

(c)                                  Enforcement.  Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(d)                                 Amendment; Waivers, etc.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holders holding in the aggregate 70% or more of the outstanding Registrable Securities, provided that in the event that such amendment or waiver would treat a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will also require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold pursuant to such Registration Statement.  In addition, this Agreement may be amended or supplemented at any time to add a successor or assignee of any Holder of Registrable Securities as a party to this Agreement without the consent of any Holder of Registrable Securities.

(e)                                  Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein, and the other terms and conditions set forth herein.

(f)                                    Severability.  Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, illegality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

(g)                                 Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

(h)                                 Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

(i)                                     Arbitration.

(i)                                     Except for any disputes with respect to the interpretation or enforcement of the provisions of Section 5, which shall be resolved in accordance with Section 11(j), any dispute, controversy, or claim arising out of, relating to, or in connection with this contract, or the breach, termination, or validity thereof, shall be finally settled by arbitration.  The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties.  Notwithstanding the provisions of Section 11(h), the arbitration and this clause shall be governed by Title 9 (Arbitration) of the United States Code.  The seat of the arbitration shall be New York, New York, United States of America, and it shall be conducted in the English language.  The parties submit to jurisdiction in the state and federal courts in the State, County and City of New York for the limited purpose of enforcing this agreement to arbitrate.

(ii)                                  The arbitration shall be conducted by three neutral arbitrators, who shall be appointed by the AAA.  The arbitrators shall be impartial and independent.

(iii)                               In order to facilitate the comprehensive resolution of related disputes, and upon request of any party to the arbitration proceeding, the arbitration tribunal may consolidate the arbitration proceeding with any other arbitration proceeding involving any of the parties hereto relating to this Agreement or to the Related Agreements (whether or not such other proceeding involves all of the parties hereto).  The arbitration tribunal shall not consolidate such arbitrations unless it determines that (A) there are issues of fact or law common to the various arbitrations so that a consolidated proceeding would be more efficient than separate proceedings and (B) no party would be prejudiced as a result of such consolidation through undue delay or otherwise.  In the event of different rulings on this question by the arbitration tribunal constituted hereunder and the tribunal constituted under any other Related Agreement, the ruling of the arbitration tribunal governing the first proceeding to have been filed shall control.  In the event of the consolidation of one or more proceedings pursuant to this subsection, the arbitration tribunal governing the first such proceeding to have been filed shall govern the consolidated proceeding unless otherwise agreed by all parties to the proceedings being consolidated.  Solely for purposes of this clause (iii), (A) a proceeding shall be deemed to have been filed when the related demand for arbitration is served by the complaining party and (B) in the event that two proceedings shall have been filed on the same day, the proceeding involving the largest dollar amount in dispute shall be deemed to have been the first filed.

(iv)          The arbitration award shall be final and binding on the parties.  Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

(j)            Certain Disputes.

(i)            Notwithstanding anything to the contrary in this Agreement, any suit, action or other proceeding with respect to the interpretation or enforcement of the provisions of Section 5 shall be brought in the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York for the purposes of any such suit, action or other proceeding, agrees not to commence any such suit, action or other proceeding other than in such courts and  irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or other proceeding in the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, or that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth or referred to in Section 11(k) shall be effective service of process for any such suit, action or other proceeding.

(ii)           Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding with respect to the interpretation or enforcement of the provisions of Section 5.  Each party hereby (A) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (B) acknowledges that it understands and has considered the implications of this wavier and makes this wavier voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 11(j).

(k)           Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be given in the manner and to the respective addresses of the parties set forth in the Stockholders Agreement.

(l)            Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed by facsimile signature(s) or via electronic transmission in PDF format.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

Company:

MXENERGY HOLDINGS INC.

By:	/s/ Jeffrey A. Mayer
	Name:	Jeffrey A. Mayer
	Title:	President

[Signature Page to Registration Rights Agreement (Equity)]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

CLASS A STOCKHOLDERS:

MORGAN STANLEY & CO., INCORPORATED
By:	/s/ [Illegible]
Name: [Blank]
Title: Authorized Signature

Address for Notices:
Morgan Stanley & Co.
Harborside Financial Center
230 Plaza #2, 7th Floor
Jersey City, NJ 07311

HARE & CO.
By:	/s/ [Illegible]
Name: [Blank]
Title: Authorized Signature

Address for Notices:
The Bank of New York
One Wall Street
Reorg Dept, 6th Floor
New York, NY 10826

PENY & CO.
By:	/s/ [Illegible]
Name: [Blank]
Title: Authorized Signature

Address for Notices:
The Bank of New York
One Wall Street
Reorg Dept, 6th Floor
New York, NY 10826

[Signature Page to Registration Rights Agreement (Equity)]

SEAPADDLE & CO.

By:	State Street Bank & Trust Co., a partner
By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

SEINE & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

MARROW & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

MEADMARKER & CO.

By:	State Street Bank & Trust Co., a partner
By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

[Signature Page to Registration Rights Agreement (Equity)]

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

ESKIMO & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

BRITISH & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

BEACONGALE & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

SALTSHIP & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

[Signature Page to Registration Rights Agreement (Equity)]

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

BIGBELL & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

FIDDLES & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

MELLON TRUST OF NEW ENGLAND, N.A.
By:	/s/ Alisia Pugh
Name: [Blank]
Title: Supervisor

Address for Notices
525 William Penn Place
RM 0300
Pittsburgh, PA 15259

[Signature Page to Registration Rights Agreement (Equity)]

CAMULOS MASTER FUND LP
By:	/s/ Michael P. Iuliano
Name: Michael P. Iuliano
Title: Authorized Signatory

Address for Notices
Camulos Capital LP
3 Landmark Square, 4th Floor
Stamford, CT 06901
Attn: General Counsel

CAMULOS LOAN VEHICLE FUND I LP
By:	/s/ Michael P. Iuliano
Name: Michael P. Iuliano
Title: Authorized Signatory

Address for Notices
Camulos Capital LP
3 Landmark Square, 4th Floor
Stamford, CT 06901
Attn: General Counsel

MARINER CRA RELATIVE VALUE FUND
By:	/s/ Barry Campbell
Name: Barry Campbell
Title: Principal

Address for Notices:
11 Ivy Place
Upper Saddle River, NJ 07458

BATTERY PARK HIGH YIELD LONG SHORT FUND LTD.
By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Address for Notices:
2 World Financial Center
Building B, 18th Floor
New York, NY 10281

[Signature Page to Registration Rights Agreement (Equity)]

BATTERY PARK HIGH YIELD OPPORTUNITY MASTER FUND LTD.
By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Address for Notices:
2 World Financial Center
Building B, 18th Floor
New York, NY 10281

BATTERY PARK HIGH YIELD OPPORTUNITY STRATEGIC FUND, LTD.
By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Address for Notices:
2 World Financial Center
Building B, 18th Floor
New York, NY 10281

VELVET & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

FOREHOOKS & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

[Signature Page to Registration Rights Agreement (Equity)]

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

WHARFNET & CO.
By:	State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

/s/ Richard Burns
Name: Richard Burns

Address for Notices:
762 Mill Road
Carrabelle, FL 32322

/s/ Jason Joffe
Name: Jason Joffe

Address for Notices:
692 London Berry Road
Atlanta, GA 30327-4956

/s/ Allison G. Young
Name: Allison G. Young

Address for Notices:
1498 Boulder Lane
Woodstock, IL 60098-7104

[Signature Page to Registration Rights Agreement (Equity)]

TACONIC CAPITAL PARTNERS LP
By:	Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

DEUTSCHE BANK SECURITIES INC.
By:	/s/ Scott A. Simon
Name: [Blank]
Title: Authorized Signature

Address for Notices:
DB Securities Services
100 Plaza One, 2nd Floor
Jersey City, NJ 07311

TACONIC MASTER FUND 1.5 LP
By:	Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC CAPITAL PARTNERS 1.5 LP
By:	Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

[Signature Page to Registration Rights Agreement (Equity)]

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC OPPORTUNITY MASTER FUND LP
By:	Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC OPPORTUNITY FUND LP
By:	Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

CAMULOS LOAN VEHICLE FUND I LP
By:	/s/ [Illegible]
Name: [Illegible]
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement (Equity)]

Address for Notices
Camulos Capital LP
Three Landmark Square
Stamford, CT 06901

CAMZOK CAPITAL
By:	/s/ [Illegible]
Name:	[Illegible]
Title:	President

Address for Notices:
[Illegible]

UBS FINANCIAL SERVICES INC.
By:	/s/ Luis Fernandes
Name:	Luis Fernandes
Title:	Sr. Rep. – Corp. Actions

Address for Notices:
UBS Financial Services Inc.
1000 Harbor Boulevard
Weehawken, New Jersey 07086
Attention: Vanessa Hanks
Corporate Actions Physical Processing
6th Floor

GOLDMAN SACHS AND CO.
By:	/s/ Piotr Uzar
Name:	Piotr Uzar
Title:	Vice President

Address for Notices:
Goldman Sachs & Co.
30 Hudson Street
Jersey City, NJ 07302
Attn: Reorg Dept
4th Floor

[Signature Page to Registration Rights Agreement (Equity)]

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: AIG Global Investment Corp. Investment Advisor
By:	/s/ Tim Lindvall
Name:	Tim Lindvall
Title:	Vice President

Address for Notices:
c/o AIG Global Investment Corp.
2929 Allen Parkway, A37-01
Houston, Texas 77019

WESTERN NATIONAL LIFE INSURANCE COMPANY (f/k/a AIG Annuity Insurance Company)
By: AIG Global Investment Corp. Investment Advisor
By:	/s/ Tim Lindvall
Name:	Tim Lindvall
Title:	Vice President

Address for Notices:
c/o AIG Global Investment Corp.
2929 Allen Parkway, A37-01
Houston, Texas 77019

NEWPORT & CO.
By: State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name:	Michael Feeley
Title:	Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

FLEETBIRD & CO.
By: State Street Bank & Trust Co., a partner
By:	/s/ Michael Feeley
Name:	Michael Feeley
Title:	Custody Clerk

[Signature Page to Registration Rights Agreement (Equity)]

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

TACONIC MASTER FUND LP
By: Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name:	Joshua Miller
Title:	Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

[Signature Page to Registration Rights Agreement (Equity)]

CLASS B STOCKHOLDER:

SEMPRA ENERGY TRADING LLC

By:	/s/ Michael Mitchell
Name:	Michael Mitchell
Title:	Vice President

Address for Notices:

600 Washington Blvd.
Stamford, CT 06901
Attn: General Counsel

[Signature Page to Registration Rights Agreement (Equity)]

CLASS C STOCKHOLDERS:

/s/ Jeffrey A. Mayer
Name: Jeffrey A. Mayer

/s/ Chaitu Parikh
Name: Chaitu Parikh

/s/ Carole R. Artman-Hodge
Name: Carole R. Artman Hodge

CHARTER MX LLC
By: Charterhouse Equity Partners IV, L.P., its managing member

By: CHUSA Equity Investors IV, L.P., its general partner

By: Charterhouse Equity IV, LLC, its general partner

By:	/s/ William M. Landuyt
Name:	William M. Landuyt
Title:	Authorized Signatory

Address for Notices:
c/o Charterhouse Group, Inc.
535 Madison Avenue
New York, NY 10022
Attention: William Landuyt

with a copy to:

Proskauer Rose LLP
1585 Broadway
New York, NY 10036
Attention: Stephen Rubin, Esq.

[Signature Page to Registration Rights Agreement (Equity)]

DENHAM COMMODITY PARTNERS LP
By: Denham Commodity Partners GP LP

By:	Denham GP LLC
By:	/s/ Paul Winters
Name:	Paul Winters
Title:	Authorized Signatory

Address for Notices:
200 Clarendon Street, 25th Floor
Boston, MA 02116

CAROLE R. ARTMAN-HODGE 7 YR GRAT

By:	/s/ Carole R. Artman-Hodge
Name:	Carole R. Atman-Hodge
Title:	[Blank]

PEQUOT ENTERPRISES LLC

By:	/s/ Jeffrey A. Mayer
Name:	Jeffrey A. Mayer
Title:	Managing Member

GREENHILL CAPITAL PARTNERS, L.P.

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P.

GREENHILL CAPITAL, L.P.

By: GCP Managing Partner, L.P., a managing general partner of each of the foregoing partnerships

[Signature Page to Registration Rights Agreement (Equity)]

By: Greenhill Capital Partners, LLC, its general partner

By:	/s/ [Illegible]
Name:	[Blank]
Title:	[Blank]

Address for Notices:
300 Park Avenue, 23rd Floor
New York, NY 10022
Attention: Chairman

JED COMMUNICATIONS ASSOCIATES

By:	/s/ Daniel G. Bergstein
Name:	Daniel G. Bergstein

Title:

President

[Signature Page to Registration Rights Agreement (Equity)]